FOUR CORNERS PROPERTY TRUST NYSE: FCPT INVESTOR PRESENTATION | JANUARY 2020 www.fcpt.com 1 | FCPT | JANUARY 2020

FORWARD LOOKING STATEMENTS AND DISCLAIMERS Cautionary Note Regarding Forward-Looking Statements: This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding the intent, belief or expectations of Four Corners Property Trust (the “Company” or “FCPT”), including, but not limited to, statements regarding: operating and financial performance; announced transactions; and expectations regarding the making of distributions and the payment of dividends. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of the Company’s public disclosure obligations, the Company expressly disclaims any obligation to publicly release any updates or revisions to any forward-looking statements to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and the Company can give no assurance that its expectations or the events described will occur as described. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For a further discussion of these and other factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the Company’s most recent annual report on Form 10-K, and other risks described in documents subsequently filed by the Company from time to time with the Securities and Exchange Commission. Notice Regarding Non-GAAP Financial Measures: The information in this communication contains and refers to certain non-GAAP financial measures, including FFO and AFFO. These non- GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the supplemental financial and operating report, which can be found in the Investors section of our website at www.fcpt.com, and on page 29 of this presentation. 2 | FCPT | JANUARY 2020

AGENDA Company Overview and Business Update Page 3 Appendix Page 12 3 | FCPT | JANUARY 2020

OVERVIEW OF FCPT  FCPT is the only public net-lease REIT focused primarily on the acquisition and ownership of high- quality restaurant properties  Began with 418 Darden (NYSE:DRI) operated restaurants across five brands and has diversified its exposure to 71% of annualized base rent1. We currently own 426 Darden properties and 273 properties under 53 additional brands  Recently purchased properties with 13 non-restaurant leases beginning with the announcement of the second Washington Prime outparcel portfolio in July 2019. We will continue to acquire non- restaurant properties on a select basis  Portfolio tenants are 72%1 investment grade by annualized base rent with positive operating trends, fulsome public disclosure, and strong tenant EBITDAR to rent coverage of 4.8x2  Acquired $199 million of properties last year, with $97 of that coming in December. FCPT enters 2020 with a strong contractual backlog  Equity market capitalization of $1.9 billion and a total market capitalization of $2.6 billion3, with a proven ability to access equity and debt markets at attractive pricing _ Figures as of 12/31/2019, unless otherwise noted. 1. Based on adjusted 9/30/2019 Annual Base Rent which represents the annual contractual in-place rent as of 9/30/2019 adjusted for the annual effect of i) rent from fourth quarter acquisitions, ii) Darden’s rent increase in November, and iii) other fourth quarter contractual rent increases, other items and rounding. 2. As of 9/30/2019. 3. Based on a share price of $28.19 as of 12/31/2019. 4 | FCPT | JANUARY 2020

TIMELINE



Olive Garden
chili's
KFC

Date	Event
Nov 2015	Completed spin-off from Darden
Jul 2016	Initiated Investment activities
Dec 2016	Filed at-the-market (ATM) equity program from which $149 million has been raised from Q4 2016 to Q3 2019 [(1)]
Jan 2017	Received Investment Grade rating from Fitch (BBB-)
Jun 2017	Issued $125 million Private Notes
Sept 2017	Announced first outparcel transaction with Washington Prime for $67.2 million[2]
Aug 2018	Inaugural secondary offering for $101 million of gross proceeds
Aug 2018	Announced Chili's sale-leaseback transaction for $156 million / 48 properties
Dec 2018	Issued $100 million Private Notes
Jul 2019	Announced second outparcel transaction with Washington Prime for $37.8 million[2]
Oct-Nov 2019	Announced outparcel transactions with Brookfield ($46.4 million[2]), Seritage ($68.4 million[2]), and PREIT ($29.9 million[2])
Jan 2020	$132 million of announced outparcel pipeline remaining to be closed[2]

Closed Acquisitions

2016	2017	2018	2019
59 properties	43 properties	97 properties	90 properties
$94 million	$99 million	$263 million	$199 million
6.6% initial cash yield	6.8% initial cash yield	6.5% initial cash yield	6.5% initial cash yield

1. Includes equity ATM forward for $47 million of gross proceeds which FCPT settled in Q4 2019.
2. The announced transactions are each subject to customary closing conditions, diligence and regulatory approvals and there can be no assurance that these transactions will be consummated on the contemplated timeline, or at all, or that the Company's actual results will not differ materially from the figures set forth above.

5 | FCPT | JANUARY 2020

FCPT

6 | FCPT | OCTOBER 2019 ACQUISITION GROWTH Annualized Cash Base Rent ($ million)1 2 139.4 +10% CAGR 126.8 129.7 130.9 120.9 125.6 108.0 109.4 109.6 101.0 102.1 105.2 105.3 94.4 94.4 94.4 95.9 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 Number of Properties 699 650 621 642 +14% CAGR 591 610 535 506 508 515 527 475 484 418 418 418 434 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 . ___________________ 1. In place scheduled minimum contractual rent at end of each quarter. 2. Based on adjusted 9/30/2019 Annual Base Rent which represents the annual contractual in-place rent as of 9/30/2019 adjusted for the annual effect of i) rent from fourth quarter acquisitions, ii) Darden’s rent increase in November, and iii) other fourth quarter contractual rent increases, other items and rounding. 6 | FCPT | JANUARY 2020

COM PAN Y M OM ENTUM SINCE INCEPTI ON I N NOV E MBER 2015 Casual, Family & At Inception As of 12/31/2019 Fine Dining Team Members 4 +15 19 +$45 million / Annual Base Rent $94.4 million $139.4 million1 +47.7% Properties 418 +281 / +67.2% 699 Brands 5 +53 58 Quick Service & Tenant EBITDAR to 4.2x +0.6x 4.8x2 Fast Casual Rent Coverage % Darden 100% -29% 71%1 Overhead 10.0% -1.9% 8.1%2 Efficiency3 Equity Market Cap $848 million +$1.1 billion $1.9 billion Enterprise Value $1.3 billion +$1.3 billion $2.6 billion Financial Leverage 4.6x +0.2x 4.8x2 1. Based on adjusted 9/30/2019 Annual Base Rent which represents the annual contractual in-place rent as of 9/30/2019 adjusted for the annual effect of i) rent from fourth quarter acquisitions, ii) Darden’s rent increase in November, and iii) other fourth quarter contractual rent increases, other items and rounding. 2. Represents 9/30/2019. 3. Overhead Efficiency defined as annualized cash G&A expense divided by annual cash base rent as of 9/30/2019. 7 | FCPT | JANUARY 2020

OUTPARCEL STRATEGY:
RECAP ON ANNOUNCEMENTS


Olive Garden

chili's

KFC


- Mall / shopping center outparcels are typically low rent, ground leased properties, with strong brands, and corporate operators and lease guarantors
- FCPT has closed on $146.7 million / 81 properties of these transactions since October 2017. Counterparties have included WPG, Brookfield, Seritage, PREIT, and others. The parcelization process can take 3 to 12+ months in difficult jurisdictions
- In 2019, FCPT announced four outparcel portfolios, WPG II (7/24), Brookfield (10/2), Seritage (10/30), and PREIT (11/22)

Outparcel Portfolio Comparison[1]

(Number / in $millions)	Other Outparcels Already Closed[2]	WPG I	WPG II	Brookfield	Seritage	PREIT	Total Closed & Pipeline
Announced (Properties / Price)	18 / $25.9	44 / $70.2	20 / $37.8	24 / $46.4	23 / $68.4	14 / $29.9	$278.6
...of which Closed	*18 / $25.9*	*41 / $65.6*	*4 / $8.1*	*5 / $10.1*	*10 / $31.7*	*3 / $5.3*	*81 / $146.7*
Remaining to be Closed as of 12/31/2019							
Purchase Price ($ millions)		$4.6	$29.8	$36.3	$36.8	$24.5	$131.9
Leases		3	16	19	14	13	65
Price per Lease ($ millions)		$1.5	$1.9	$1.9	$2.6	$1.9	$2.0
Rent per square foot		$17	$24	$19	$25	$20	$22

1. The announced transactions are each subject to customary closing conditions, diligence and regulatory approvals and there can be no assurance that these transactions will be consummated on the contemplated timeline, or at all, or that the Company's actual results will not differ materially from the figures set forth above.
2. Represents outparcel deals other than WPG that have closed as of 12/31/2019.
3. Seritage figure of $68.4 million includes FCPT's estimated capital expenditures related to leasing the final inline space at one of the multi-tenant properties. Without the expense, the total consideration is approximately $67.9 million.

8 | FCPT | JANUARY 2020

FCPT

RUN-RATE BASE RENT BRIDGE



Olive Garden
chili's
KFC
BURGER KING



Estimated Annualized Base Rent ($millions)
$139.4
$148.1
$131.9 million of remaining acquisitions pipeline via outparcel portfolios ($8.7 million of rent)[2]
FCPT (Adjusted 9/30/2019 ABR)[1]
WPG I
WPG II
Brookfield
Seritage
PREIT
Adjusted 9/30/2019[1] + Announced Remaining[2]

1. Adjusted 9/30/2019 Annual Base Rent represents the annual contractual in-place rent as of 9/30/2019 adjusted for the annual effect of i) rent from fourth quarter acquisitions, ii) Darden's rent increase in November, and iii) other fourth quarter contractual rent increases, other items and rounding.
2. The Base Rent estimates set forth above reflect management's estimate for announced transactions through January 15th, 2020 and not yet closed as of 12/31/2019. The transactions used in the estimates above are each subject to customary closing conditions, diligence and regulatory approvals. The estimates set forth above may be subject to fluctuations as a result of several factors and there can be no assurance that the pending transactions will be consummated on the contemplated timeline, or at all, or that the Company's actual results will not differ materially from the estimates set fort above.

9 | FCPT | JANUARY 2020

FCPT

FCPT EVOLUTION SINCE SPIN-OFF: SIGNIFICANT PROGRESS ON TENANT DIVERSIFICATION



Olive Garden
chili's
KFC
BURGER KING

Brand Exposure by Annualized Base Rent (ABR)



Olive Garden
LONGHORN STEAKHOUSE
20%
104 leases
6%
14 leases
74%
300 leases
Other Darden
Seasons 52
wildfish
Bahama Breeze
+47.7% in rent
15%
109 leases
3%
13 leases
Other Darden 3
9%
61 leases
chili's
53%
304 leases
Other Restaurants
19%
202 leases
39 brands
Non-Restaurant Retail
1% / 13 Leases / 12 Brands
+6.2% in rent
14%
113 leases
3%
14 leases
Other Darden 3
9%
64 leases
50%
307 leases
Other Restaurants
21%
238 leases
51 brands
Non-Restaurant Retail
3% / 32 leases / 25 brands

<u>Initial Portfolio at Spin:</u>
418 Leases / 5 Brands
Annual Base Rent of $94.4 million
100% Darden Exposure

<u>FCPT Portfolio Today:</u>
702 Leases / 58 Brands
Annual Base Rent of $139.4 million[1]
71% Darden Exposure

<u>FCPT Portfolio + Announced Pipeline[2]:</u>
768 Leases / 83 Brands
Annual Base Rent of $148.1 million
68% Darden Exposure

1. Adjusted 9/30/2019 Annual Base Rent represents the annual contractual in-place rent as of 9/30/2019 adjusted for the annual effect of i) rent from fourth quarter acquisitions, ii) Darden's rent increase in November, and iii) other fourth quarter contractual rent increases, other items and rounding.
2. Represents adjusted 9/30/2019 Annual Base Rent, and announced pipeline that has not yet closed from WPG 1.0, WPG 2.0, Brookfield, Seritage, and PREIT portfolio transactions. The announced transactions are each subject to customary closing conditions, diligence and regulatory approvals and there can be no assurance that these transactions will be consummated on the contemplated timeline, or at all, or that the Company's actual results will not differ materially from the figures set forth above.
3. Other Darden represents Bahama Breeze, Cheddar's, Seasons 52, and Eddie V's branded restaurants.

10 | FCPT | JANUARY 2020

FCPT

FCPT BALANCE SHEET AND PORTFOLIO CREATE A STRONG PLATFORM FOR GROWTH  High quality portfolio of 699 properties diversified geographically and by concept across 46 states and 58 tenant brands  Stable rental stream with 72%1 of annualized base rent investment grade tenancy, long-term lease-lives, and strong 4.8x2 tenant rent coverage  Meaningful fixed increases in contractual annual base rent  Proof of concept in large addressable restaurant net lease market, with $655 million of acquisitions representing 289 properties since July 2016 through December 2019  Flexibility to close both small, granular deals and large portfolio transactions  Strong credit profile with access to investment grade debt market and strong liquidity  Conservative financial position with 4.8x net leverage, amongst the lowest in net lease REIT sector2  Clear visibility into 2020 AFFO growth as announced transactions close ____________________ Figures as of 12/31/2019, unless otherwise noted. 1. Based on adjusted 9/30/2019 Annual Base Rent which represents the annual contractual in-place rent as of 9/30/2019 adjusted for the annual effect of i) rent from fourth quarter acquisitions, ii) Darden’s rent increase in November, and iii) other fourth quarter contractual rent increases, other items and rounding. 2. As of 9/30/2019. 11 | FCPT | JANUARY 2020

AGENDA Company Overview and Business Update Page 3 Appendix Page 12 12 | FCPT | JANUARY 2020

GEOGRAPHIC DIVERSIFICATION



- 699 Properties
- 46 States
- 58 Brands
- 4.6 mm sq ft



WA
OR
CA
ID
NV
MT
WY
UT
CO
AZ
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
MD
DE
NJ
VT
NH
ME
MA
CT
RI
Annualized Base Rent[1] (%)
≥10.0%
5.0%–10.0%
3.0%–5.0%
2.0%–3.0%
1.0 %–2.0%
<1.0%
No Properties

Portfolio at Inception

Olive Garden, Seasons 52, wildfish Seafood Grille, LongHorn Steakhouse, Bahama Breeze Island Grille

Representative Acquired Brands

Burger King, Bob Evans, Red Lobster, Cheddar's Scratch Kitchen, BJ's Restaurant Brewhouse, Starbucks Coffee, Taco Bell, KFC, Buffalo Wild Wings, Chick-fil-A, PNC, McDonald's, Chili's, Arby's, Wendy's, Texas Roadhouse, Popeyes Louisiana Kitchen

Figures as of 12/31/2019. Excludes six owned / ground leased restaurants in the Kerrow Restaurant Operating Business.

1. Adjusted 9/30/2019 Annual Base Rent represents the annual contractual in-place rent as of 9/30/2019 adjusted for the annual effect of i) rent from fourth quarter acquisitions, ii) Darden's rent increase in November, and iii) other fourth quarter contractual rent increases, other items and rounding.

13 | FCPT | JANUARY 2020

FCPT

TRADING METRICS AND LEVERAGE FOR SELECTED NET LEASE REITS Price / 2020E AFFO Peer Average: 18.6x 21.8x 21.2x 20.3x 18.6x 19.0x 18.6x 18.1x 15.8x 14.2x Net debt + preferred / last quarter annualized EBITDAre Peer Average: 5.2x 6.4x 5.4x 5.1x 5.1x 5.0x 4.8x 4.8x 4.4x 1 2 Source: Each company’s public filings as of 9/30/2019; Factset and SNL and price per share data as of 1/13/2020. Note: Companies may define adjusted annualized EBITDAre differently. Accordingly, such data for these companies and FCPT may not be comparable. 1. Adjusted to reflect Q3 equity offering and repayment of Series E preferred. 2. Net debt for FCPT represents (in $ millions) total debt ($625) less cash and cash equivalents ($29) less dividends payable ($19) as of 9/30/2019. 14 | FCPT | JANUARY 2020

FCPT’S PORTFOLIO COMPARES FAVORABLY ACROSS MAJOR METRICS Tenant EBITDAR/Rent Coverage1 4.8x 3.6x Peer Average: 3.0x 2.6x 2.7x N/A N/A N/A ADC VEREIT Realty Spirit STORE National Retail FCPT % Investment Grade Tenants2 3 72% 57% 49% 40% Peer Average: 38% 19% 25% N/A STOR NNN SRC VER O ADC FCPT ___________________________ Note: N/A means non-reported information. FCPT may define or calculate figures reported differently from peers, and as such FCPT and peer data may not be comparable. 1. As of 9/30/2019. 2. ADC as of 9/30/2019 and other peer data from each company’s public filings as of 6/30/2019. 3. Based on adjusted 9/30/2019 Annual Base Rent which represents the annual contractual in-place rent as of 9/30/2019 adjusted for the annual effect of i) rent from fourth quarter acquisitions, ii) Darden’s rent increase in November, and iii) other fourth quarter contractual rent increases, other items and rounding. 15 | FCPT | JANUARY 2020

FCPT ACQUISITION PHILOSOPHY AND UNDERWRITING CRITERIA


Olive Garden
chili's
KFC
BURGER KING

Acquisition Philosophy

- Acquire nationally recognized branded restaurants and retail properties that are well located with creditworthy lease guarantors
- Purchase assets only when accretive to cost of capital
- Increase diversification by targeting different brands, meal price-points, cuisine types, and geographies

Underwriting Criteria

- Acquisition criteria is approximately split 50% / 50% between credit and real estate metrics
- Initial screening decisions are informed by a property scorecard based on these metrics, but investment decisions ultimately rely on thorough credit and property-level diligence

Credit Criteria (~50%):

- Guarantor credit
- Brand durability
- Store performance
- Rent-to-sales
- Lease term

Real Estate Criteria (~50%):

- Location
- Re-use potential
- Lease structure
- Absolute rent
- Rent growth



16 | FCPT | JANUARY 2020

FCPT

INVESTMENT OPPORTUNITY SOURCING FCPT is principally building its acquisition pipeline through five channels: 1) Mall and Shopping Center Outparcels: FCPT has announced several portfolio transactions with mall and shopping center REITs and continues to work on replicating this strategy. The added complexity and delayed closing timeframe for these deals gives FCPT an advantage over non-institutional investors. 2) Large Sale-Leaseback Transactions: These transactions are large in scale, but infrequently available. They typically have a competitive bidding process amongst institutional investors. Both the Brinker and Bob Evans sale-leaseback transactions are examples. 3) Fully Marketed Broker Sourcing: The investment team is in close contact with net lease brokers across the country and reviews marketed properties on a daily basis. Although there is strong competition in this market, FCPT is able to secure deals due to its strong reputation for timely execution. 4) Repeat Tenant Transaction: FCPT’s tenant base includes many strong franchisee and corporate operators. FCPT has endeavored to build strong relationships with its tenants, and, as a result, receives opportunities for off-market and repeat sale-leaseback transactions for many of these restaurant operators. 5) Consolidating Franchisees: The franchisee industry is highly fragmented, but is undergoing consolidation and growth by top players. FCPT partners with large franchisees on real estate transactions as they grow their operations. 17 | FCPT | JANUARY 2020

FOOD & BEVERAGE AMONG MOST E-COMMERCE RESILIENT RETAIL CATEGORIES US eCommerce Penetration by Retail Category (2019) 60% 51% 50% 39% 40% 32% 31% 30% 26% 21% 20% 10% 10% 4% 2% 0% Books, Music & Computer & Office Equipment Toys & Hobby Apparel & Furniture & Home Health, Personal Auto & Parts Food & Beverage Video Consumer & Supplies Accessories Furnishings Care & Beauty Electronics Online / digital sales penetration has remained low within restaurants ___________________ Source: Statista: E-commerce share of total retail revenue in the United States as of February 2019, by product category 18 | FCPT | JANUARY 2020

CONSUMER FOOD SPENDING Consumers are Spending More on Dining Than on Groceries Now $70 Grocery Stores Bars and Restaurants $60 $50 $40 $30 Total Sales (Billions) Total Eat Out at Least Once Per Week: $20 Millenials 49% Gen X 43% Boomers 35% $10 $0 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 191 ___________________ Source: Marcus & Millichap Research Services, U.S. Census Bureau, “Outlook on the Millennial Consumer 2014” report, The Heartman Group, Pew Research, Morgan Stanley 1. Through April 2019. 19 | FCPT | JANUARY 2020

THOUGHTFUL BRAND SELECTION Brand Average Sales Volume ($000s) $10,495 $6,000 Casual Dining $5,000 FCPT focuses on national brands Fast Casual with strong sales volumes and market appropriate rents $4,000 Quick Service $3,000 $2,000 $1,000 $0 FCPT pursues properties within the median range of Casual Dining, Fast Casual and Quick Service; Concepts with mid-level sales volumes provide rent support, while keeping rent at replaceable levels in case of vacancy Source: Brand average sales per Nation’s Restaurant News Top 200 (2019 edition, uses 2018 sales volumes) 20 | FCPT | JANUARY 2020

2016 – 2017 ACQUISITIONS


Olive Garden
chili's
KFC

2016 Closed Acquisitions

Tenant	Location	# of Properties	Operator / Guarantor Information	Purchase Price ($mm)	Initial Cash Yield	Term (yrs)	Announced / Expected Close
Pizza Hut	IL, IN	6	40-unit sub. of 150-unit operator	$5.7	7.2%	20	7/19/2016
Wendy's	TX	1	2-unit operator	$2.1	6.5%	10	8/2/2016
Arby's	NC	2	24-unit operator	$3.5	6.6%	18	9/6/2016
KFC	MI	4	360-unit operator	$3.9	--	20	9/14/2016
Buffalo Wild Wings	IL, IA	3	7-unit operator (assigned to 40-unit operator)	$7.9	6.5%	12	9/15/2016
Dairy Queen	OK	1	76-unit operator	$2.6	6.6%	18	10/20/2016
Burger King	VA, NC, MS, AL	5	98-unit operator	$11.5	--	20	10/28/2016
Arby's	VA, NC	2	24-unit operator	$4.3	6.6%	18	11/4/2016
USRP Portfolio: Tranche 1 (Arby's (2), Burger King, Denny's, Fazoli's, Steak 'n Shake (2), Wendy's (2), Zaxby's)	MI, KY, OH, IN, IL, FL, CO, GA	10	Mix of corporate and strong franchisees	$15.6	6.6%	10	11/9/2016
KFC	IN, MI, WI	16	130-unit operator	$21.1	6.5%	20	11/10/2016
Taco Bell	IN	1	85-unit sub. of 250-unit operator	$1.3	6.7%	5	11/15/2016
Hardee's	AL & GA	4	35-unit operator	$7.0	6.5%	20	12/15/2016
Burger King	TN	4	102-unit operator	$7.7	--	20	12/28/2016
	Total 2016	59		$94.1	6.6%	17	

2017 Closed Acquisitions

Tenant	Location	# of Properties	Operator / Guarantor Information	Purchase Price ($mm)	Initial Cash Yield	Term (yrs)	Announced / Expected Close
USRP Portfolio: Tranche 2 (3 concepts)	AL, IN, NY, TN	4	Mix of corporate and strong franchisees	$5.8	6.6%	12	1/12/2017
Taco Bell	SC	1	60-unit sub. of 250-unit operator	$2.4	6.5%	12	1/13/2017
McAlister's	TX	4	40-unit operator	$8.9	6.8%	15	3/16/2017
Bob Evans	DE, IN, MD, MI, NY, OH, PA, VA, WV	16	524-unit operator	$35.1	--	20	5/1/2017
Burger King	MS, TN	7	115-unit operator	$16.0	--	20	6/30/2017
Taco Bell	IN	2	270-unit operator	$3.4	6.5%	20	7/26/2017
MOD Pizza/Del Taco (multi-tenant)	MI	1	5-unit sub. of 90-unit operator	$2.7	7.4%	10	9/15/2017
Red Lobster	OH, MI, PA, GA	5	700-unit operator	$19.4	--	21	11/2/2017
LongHorn Steakhouse	SC	1	490-unit sub. of 1,695-unit operator	$1.5	6.6%	10	12/7/2017
Burger King	MS	2	Cambridge (115+ unit franchisee)	$3.3	--	20	12/19/2017
	Total 2017	43		$98.6	6.8%	19	

21 | FCPT | JANUARY 2020

FCPT

2018 ACQUISITIONS


Olive Garden
chili's
KFC

2018 Closed Acquisitions

Tenant	Location	# of Properties	Operator / Guarantor Information	Purchase Price ($mm)	Initial Cash Yield	Term (yrs)	Announced / Expected Close
Buffalo Wild Wings	IL	2	World Wide Wings (40+ unit franchisee)	$6.6	6.6%	14	1/10/2018
WPG Portfolio #1: Tranche 1 (10 concepts)	FL, IL, IA, OH	10	8 corporate and 2 franchisees	$13.8	--	7	1/12/2018
Popeyes (Kingsport)	TN	1	New concept with 150 unit guarantor	$1.7	--	20	4/30/2018
Red Lobster (Uniontown) - Mason	PA	1	700-unit operator	$1.8	7.1%	9	5/29/2018
Popeye's (Morristown)	TN	1	New tenant with 150 unit guarantor	$1.7	--	20	5/31/2018
PREIT (Buffalo Wild Wings)	SC	1	Corporate lease	$1.7	6.6%	13	6/29/2018
WPG Portfolio #1: Tranche 2a (5 concepts)	IN, IL, FL, OH, TX	5	4 Corporate and 1 Franchisee leases	$9.5	--	9	6/29/2018
Buffalo Wild Wings (Austin)	TX	1	Corporate lease	$3.6	6.9%	6	7/16/2018
WPG Portfolio #1: Tranche 2a(ii) (2 concepts)	CT	2	1 Corporate and 1 Franchisee	$4.6	--	8	7/27/2018
Arby's (Plainwell)	MI	1	Corporate lease	$1.6	7.0%	6	8/6/2018
Brinker Portfolio	14 states	46	Corporate leases	$149.8	--	15	8/8/2018
Buffalo Wild Wings	TN	1	Corporate lease	$1.7	7.5%	6	8/8/2018
Chili's 3-pack	OK, TX	3	Corporate lease	$9.0	--	15	9/14/2018
Brinker Portfolio (Remainder)	CO, TX	2	Corporate lease	$5.9	--	15	9/28/2018
PREIT (Starbucks / Noodles & Co)	MD	1	2 Corporate leases	$2.4	--	6	10/11/2018
Chili's	CO	1	Corporate lease	$2.2	--	15	10/23/2018
Starbucks Decatur	AL	1	Corporate lease	$1.1	7.2%	9	10/30/2018
WPG Portfolio #1: Tranche 2a(iii) (2 concepts)	IN	2	2 Corporate leases	$1.7	--	5	10/31/2018
WPG Portfolio #1: Tranche 2a(iv) (1 concept)	TX	1	Corporate lease	$3.2	--	17	11/16/2018
Rouse Portfolio: Tranche 1a (6 concepts)	AZ, CA, IL, MI	6	3 Corporate and 3 Franchisee leases	$7.5	--	5	11/20/2018
Red Lobster / VEREIT 2.0	DE, KY, IN, MS, MN, ND	6	Corporate lease (master lease)	$25.9	--	21	12/17/2018
BJ's Brewhouse	MI	1	Corporate lease	$4.2	6.5%	13	12/28/2018
Buffalo Wild Wings	VA	1	Corporate lease	$2.5	6.7%	9	12/31/2018
	Total 2018	97		$263.4	6.5%	14	

22 | FCPT | JANUARY 2020

FCPT

2019 ACQUISITIONS


Olive Garden
chili's
KFC

2019 Closed Acquisitions

Tenant	Location	# of Properties	Operator / Guarantor Information	Purchase Price ($mm)	Initial Cash Yield	Term (yrs)	Announced / Expected Close
WPG Portfolio #1: Tranche 2b (8 concepts)	CO	8	5 Corporate and 3 Franchisee leases	$9.4	--	9	1/18/2019
Outback Steakhouse (Cerca Trova)	NM	1	Franchisee lease	$3.9	--	20	1/23/2019
Buffalo Wild Wings	TX	1	Corporate lease	$3.5	6.7%	8	2/8/2019
WPG Portfolio #1: Tranche 2b(ii) (Buffalo Wild Wings)	NJ	1	Franchisee lease	$2.8	--	9	2/11/2019
WPG Portfolio #1: Tranche 8 (Burger King)	MD	1	Franchisee	$2.0	--	16	4/3/2019
Farallon Portfolio: (LongHorn, IHOP)	AL, VA	2	Corporate	$2.6	6.9%	8	4/19/2019
Namdar / Mason Portfolio: Tranche 1 (Texas Roadhouse, Olive Garden, Arby's)	UT	3	Corporate	$4.9	6.8%	7	5/1/2019
Namdar / Mason Portfolio: Tranche 2 (Panera Bread)	IL	1	Corporate	$2.3	7.4%	3	5/31/2019
Red Lobster Portfolio #3	PA, MI, IL, OH, SC	5	Corporate	$18.5	--	20	6/6/2019
Namdar / Mason Portfolio: Tranche 3 (Carl's Jr.)	UT	1	Corporate	$0.9	7.0%	4	6/7/2019
Carrabba's Italian Grill	FL	1	Corporate	$2.3	7.3%	3	6/13/2019
Arby's Portfolio	MI	3	Corporate	$4.1	7.0%	6	6/21/2019
Wendy's	OH	1	Franchisee	$2.0	6.5%	7	6/26/2019
WPG Portfolio #1: Tranche 9 (Chick-fil-A, Red Lobster, Hardee's)	IA	3	2 Corporate and 1 Franchisee	$3.0	--	5	6/28/2019
PREIT Portfolio: Texas Roadhouse	WI	1	Corporate lease	$1.4	6.7%	8	7/25/2019
Buffalo Wild Wings	GA	1	Corporate lease	$1.5	6.8%	7	8/1/2019
WPG Portfolio #1: Tranche 10 (Arby's)	IN	1	Franchisee lease	$1.2	--	10	8/1/2019
WPG Portfolio #1: Tranche 11 (McD's)	VA	1	Corporate lease	$3.4	--	5	8/29/2019
WPG Portfolio #2: Tranche 1 (Olive Garden)	IL	1	1 Corporate lease	$3.2	--	10	9/16/2019
WPG Portfolio #2: Tranche 1 (Outback)	OH	1	1 Corporate lease	$2.0	--	9	9/27/2019
Krystal 3-Pack: Krystal	AL	1	1 Corporate leases	$1.1	6.7%	15	9/27/2019

23 | FCPT | JANUARY 2020

FCPT

2019 ACQUISITIONS CONTINUED


Olive Garden
chili's
KFC
BURGER KING

2019 Closed Acquisitions

Tenant	Location	# of Properties	Operator / Guarantor Information	Purchase Price ($mm)	Initial Cash Yield	Term (yrs)	Announced / Expected Close
WPG Portfolio #1: (Leasehold for BWW)	VA	1	1 Leasehold	$2.4	--	7	9/27/2019
Krystal 3-Pack: Krystal	TN	1	1 Corporate leases	$1.4	--	15	10/10/2019
Krystal 3-Pack: Krystal	AL	1	1 Corporate leases	$1.4	--	15	10/11/2019
WPG Portfolio #2: Tranche 1 (Citibank, PNC Bank)	IL, OH	2	2 Corporate lease	$3.0	--	4	10/18/2019
Bob Evans	OH	1	1 Corporate lease	$1.0	6.5%	5	10/18/2019
Rouse/Brookfield Portfolio: LongHorn	MD	1	1 Corporate lease	$2.0	--	3	10/21/2019
Buffalo Wild Wings	TX	1	1 Corporate lease	$2.4	6.5%	3	10/28/2019
Auburn Plaza: (LongHorn, Ruby Tuesday, Androscoggin Bank)	ME	3	3 Corporate leases	$3.6	6.9%	7	10/31/2019
Buffalo Wild Wings	TX	1	1 Corporate lease	$2.6	6.8%	3	11/4/2019
Buffalo Wild Wings	WI	1	1 Corporate lease	$2.0	6.5%	9	11/12/2019
Rouse Portfolio: Tranche 3 (Taco Bell)	NM	1	1 Franchisee lease	$0.4	--	5	11/21/2019
Starbucks / Verizon / ATI Physical Therapy	IN	1	2 Corporate leases and 1 Franchisee lease	$3.4	6.8%	10	11/26/2019
PNC Bank	MI	1	1 Corporate lease	$1.5	6.7%	5	12/5/2019
Olive Garden / LongHorn	NY	2	2 Corporate leases	$3.3	7.0%	4	12/6/2019
Popeye's / US Cellular / Great Clips Center	IL	1	1 Corporate leases and 2 Franchisee leases	$2.9	7.2%	8	12/10/2019
Taco Bell	MS	1	1 Franchisee lease	$1.1	6.4%	7	12/20/2019
Seritage Tranche 1: (BJ's, Chick-Fil-A (2), Krispy Kreme, Jared Jewelry, LongHorn, Orvis, Outback, Popeyes, Portillos, Shake Shack, Wendy's)	DE, IL (2), IN (3), MI, RI, TX (2)	10	9 Corporate leases and 3 Franchisee leases	$31.7	--	8	12/24/2019
Brookfield Portfolio #2: (Chili's, Discount Tire Co, Holiday Inn Express, Olive Garden, Red Lobster)	IA (5)	5	4 Corporate leases and 1 Franchisee lease	$10.1	--	5	12/26/2019
BJ's	AR	1	1 Corporate lease	$4.2	6.5%	14	12/27/2019
Chili's Suntrust Portfolio: (Chili's)	CO (2), LA, MS, OK, TX (2)	7	7 Corporate leases	$28.7	6.3%	14	12/27/2019
PREIT Portfolio: (Mavis, Outback, Texas Roadhouse)	PA (2), SC	3	3 Corporate leases	$5.3	6.5%	11	12/30/2019
WPG Portfolio #1: (Leaseholds for BJ's, McD, Taco Bell, Steak 'n Shake, White Castle)	FL (3), IN (2)	5	4 Corporate leases and 1 Franchisee lease	$8.6	--	13	12/30/2019
	Total 2019	90		$199.0	6.5%	10	

24 | FCPT | JANUARY 2020

FCPT

GLOSSARY AND NON-GAAP DEFINITIONS


Olive Garden
chili's
KFC
BURGER KING

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs and therefore may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to net income, and to cash flows from operating, investing or financing activities as a measure of profitability and/or liquidity, computed in accordance with GAAP.

ABR refers to Annual Base Rent as of the date referenced and represents monthly contractual cash rent, excluding percentage rents, from properties owned fee-simple or ground leased, recognized during the final month of the reporting period, adjusted to exclude amounts received from properties sold during that period and adjusted to include a full month of contractual rent for properties acquired during that period.

EBITDA represents earnings (GAAP net income) plus interest expense, income tax expense, depreciation and amortization.

EBITDAre is a non-GAAP measure computed in accordance with the definition adopted by the National Association of Real Estate Investment Trusts ("NAREIT") as EBITDA (as defined above) excluding gains (or losses) on the disposition of depreciable real estate and real estate impairment losses.

Adjusted EBITDAre is computed as EBITDAre (as defined above) excluding transaction costs incurred in connection with the acquisition of real estate investments and gains or losses on the extinguishment of debt.

We believe that presenting supplemental reporting measures, or non-GAAP measures, such as EBITDA, EBITDAre and Adjusted EBITDAre, is useful to investors and analysts because it provides important information concerning our on-going operating performance exclusive of certain non-cash and other costs. These non-GAAP measures have limitations as they do not include all items of income and expense that affect operations. Accordingly, they should not be considered alternatives to GAAP net income as a performance measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Our presentation of such non-GAAP measures may not be comparable to similarly titled measures employed by other REITs.

Tenant EBITDAR is calculated as EBITDA plus rental expense. EBITDAR is derived from the most recent data provided by tenants that disclose this information, representing approximately 94% of our ABR. For Darden, EBITDAR is updated twice annually by multiplying the most recent individual property level sales information (reported by Darden twice annually to FCPT) by the brand average EBITDA margin reported by Darden in its most recent comparable period, and then adding back property level rent. FCPT does not independently verify financial information provided by its tenants.

Tenant EBITDAR coverage is calculated by dividing our reporting tenants' most recently reported EBITDAR by annual in-place cash base rent.

Funds From Operations ("FFO") is a supplemental measure of our performance which should be considered along with, but not as an alternative to, net income and cash provided by operating activities as a measure of operating performance and liquidity. We calculate FFO in accordance with the standards established by NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property and undepreciated land and impairment write-downs of depreciable real estate, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. We also omit the tax impact of non-FFO producing activities from FFO determined in accordance with the NAREIT definition.

Our management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We offer this measure because we recognize that FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. FFO is a non-GAAP measure and should not be considered a measure of liquidity including our ability to pay dividends or make distributions. In addition, our calculations of FFO are not necessarily comparable to FFO as calculated by other REITs that do not use the same definition or implementation guidelines or interpret the standards differently from us. Investors in our securities should not rely on these measures as a substitute for any GAAP measure, including net income.

Adjusted Funds From Operations "AFFO" is a non-GAAP measure that is used as a supplemental operating measure specifically for comparing year over year ability to fund dividend distribution from operating activities. AFFO is used by us as a basis to address our ability to fund our dividend payments. We calculate adjusted funds from operations by adding to or subtracting from FFO:

1. Transaction costs incurred in connection with the acquisition of real estate investments
2. Stock-based compensation expense
3. Amortization of deferred financing costs
4. Other non-cash interest expense
5. Non-real estate depreciation
6. Merger, restructuring and other related costs
7. Impairment charges on non-real estate assets
8. Amortization of capitalized leasing costs
9. Straight-line rent revenue adjustment
10. Amortization of above and below market leases
11. Debt extinguishment gains and losses
12. Recurring capital expenditures and tenant improvements

AFFO is not intended to represent cash flow from operations for the period, and is only intended to provide an additional measure of performance by adjusting the effect of certain items noted above included in FFO. AFFO is a widely-reported measure by other REITs; however, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs.

25 | FCPT | JANUARY 2020

FCPT

FOUR CORNERS PROPERTY TRUST NYSE: FCPT INVESTOR PRESENTATION | JANUARY 2020 www.fcpt.com 26 | FCPT | JANUARY 2020